UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 2, 2004
                                -----------------
                Date of Report (Date of earliest event reported)

                            IVI COMMUNICATIONS, INC.
                            ------------------------


               (Exact Name of Registrant as specified in Charter)

                          Commission File No. 000-32797



            Nevada                                    33-0965560
   ----------------------------                  -------------------
   (State of Other Jurisdiction                    (I.R.S. Employer
       of Incorporation)                          Identification No.)




6171 W. Century Blvd., Suite 130                          90045
- ---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


     Registrant's Telephone Number, Including Area Code: (310) 216-7740

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 2, 2004, the Registrant engaged Bagel, Josephs & Company, LLC as the Registrant's independent accountants.

On July 2, 2004, the Registrant's current independent accountants, Malone & Bailey, PLLC, notified the Registrant that it would cease providing services as the Registrant's independent accountants.

The Registrant's Board of Directors approved the change of independent accountants.

Malone & Bailey, PLLC's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 2, 2004, there have been no disagreements with Malone & Bailey, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone & Bailey, PLLC would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested that Malone & Bailey, PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 7, 2004, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits    Description
--------    -----------
16.1        Letter of Malone & Bailey, PLLC dated

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IVI Communications, Inc.



Date:  July 7, 2004                         By:  /s/ NYHL HENSON
                                            ------------------------
                                            Nyhl Henson
                                            President